UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2013

Date of reporting period: January 1, 2013-June 30, 2013

Kavilco Incorporated

2013 Report to Shareholders

June 30, 2013 (unaudited financial statements)

ITEM 1.	HIGHLIGHTS FROM THE 2013 REPORT TO SHAREHOLDERS

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that only letters from the CEO and CFO, shareholder meetings announcements, portfolio, and financial issues from Kavilco's report to shareholders are attached to the N-CSRS. Articles not included in our filing are: historical photo descriptions and In Memoriam listing of deceased original shareholders.

Greetings to our Shareholders From your President/CEO

Kavilco's Report to Shareholders is now being sent in August of each year instead of with the proxy package in October. This biannual report replaces the August newsletter and allows us to include the June 30, 2013 unaudited biannual financial statements. In the past we included the audited annual financial statements dated December 31 of the previous year that were ten months old in the Annual Report. We are now providing you with the more recent June 30, 2013 financial statements including stock and bond portfolio information in this biannual financial report.

In Kasaan, the Alaska Native Tribal Health Consortium (ANTHC) has completed a three million dollar upgrade to the Kasaan water system. This included a new five hundred thousand gallon storage tank and a new building for the filter system.

The State of Alaska has completed a one point three million dollar remodel to the Dexter Wallace Harbor with a new steel floating breakwater to increase protection from southeast winds.

The trail to Chief Son-i-hats Totem Park has been redone with nice new bridges made of steel but with the steel beams covered by yellow cedar planks. This work was done by the Organized Village of Kasaan's work crew. A very nice job.

The Organized Village of Kasaan has started the process of building one mile of access road to the shareholder subdivisions. This new road will give complete accessibility to all shareholder lots.

Logs for the restoration of the Chief Son-i-hat Long House are being gathered and cut into dimensional planks locally.

I would like to personally thank the shareholders for your continued support over the past years. Your Kavilco Board of Directors are working on your behalf to ensure that you are receiving dividends as well as preserving assets for all generations.

Sincerely,

/s/ Louis A. Thompson

Louis A. Thompson, President/CEO

40th Annual Meeting of Shareholders
The 40th Annual Meeting of Shareholders is scheduled for Saturday, November 2, 2013 at Cape Fox Lodge in Ketchikan, Alaska.

Registration will take place from 11:00 a.m. to noon in the Shaa Hit Room. The meeting will begin at 1:00 p.m. and end at 3:00 p.m. The primary items of business are the approval of the Corporation's independent public accountants and the election of Directors.

Directors whose terms expire this year are Louis A. Thompson, President / CEO, Laird Jones, Secretary, and Melanie Young (previously Locklear), Director.

Your Proxy Ballot and Statement will be mailed in October 2013.

We urge you to attend the Annual Meeting if possible. Attendance at our shareholder meetings helps maintain good communications and understanding amongst us all.

Your vote is important! Even if you are unable to attend the Annual Meeting, we ask that you vote "discretionary" on the Managements Proxy Ballot as soon as you receive it.

The "Annual Shareholders Dinner and Auction" will be also be held in the Shaa Hit Room at Cape Fox Lodge. Doors will open at 5:30 p.m. This annual auction benefits the Kasaan Haida Heritage Foundation; if you have any items to donate to the auction please contact Jeane Breinig at jeane@gci.net.

Greetings to our Shareholders From Your CFO
Kavilco operates as an income fund. Interest on corporate bonds and dividends from stock investments are the primary source of income for your dividends. The federal reserve seems to be the enemy of investors seeking income and the enabler of a government addicted to debt. Its zero-interest-rate policy accommodates deficit spending at the expense of investors who want to put their money somewhere safe and collect a decent income stream. Federal Reserve Chairman, Ben Bernanke, knows that punishing low yields on "safe" assets pushes investors into riskier assets, and that this can help spur investment to revive the economy. They've sure done wonders for stocks!

The sell-off of U.S. stocks in June of this year has been unlike any recent market correction. Instead of treasuries benefiting from the rush into safe-haven assets, the ten-year yield surged by over three-quarters of a percent from their May lows. What made this equity sell-off unique is that it was triggered by neither weaker economic growth nor fears of a breakup of the euro area as was the case in previous episodes, but by a sharp rise in bond yields. In other words, instead of being a shock absorber, the Treasury market was the culprit behind recent market volatility.

The federal chairman stated in June that he was going to "taper off" buying $85 million in treasury bonds each month, which in a nut shell is how the federal government employs its zero interest rate policy. The odd thing is that there is not much evidence to suggest that U.S. growth has, in fact, shifted materially higher. Indeed, in its latest round of projections, the federal government further downgraded its estimate for growth in 2013 to 2.45%, compared with last September's forecast of 2.75%.

The dilemma that Kavilco is confronted with is that at the beginning of the year we had a $3,802,888 of cash available for investment and the corporate bond portfolio had $1,660,980 in redemptions equalling $5,463,868 available for investment (for simplicity, this analysis does not consider other revenue sources that would increase the total cash available for reinvestment) with no equally safe and financially beneficial area to invest.

The Board of Directors is acutely aware of the great disconnect between what's happening in the economy and what's happening in the stock market. These imbalances have a nasty habit of correcting themselves with a devastating impact on the financial markets. Playing it safe, the Board could hold available funds with a .05% interest rate or else invest it in corporate bonds or dividend yielding stocks. Unfortunately, corporate bonds risk of defaults vs. rewards with the historically low interest rates does not make them a tenable option. This leaves only dividend yield stocks as the only option, and this has been the case the last five years and this is exactly the strategy the federal chairman wanted the investment community to pursue.

As previously stated, the federal government's statement indicating that they were tapering off of buying millions in treasury bonds had a major impact on the financial markets. The hardest hit were utilities, telecommunications stocks, master limited partnerships and real estate investment trusts, all of which have benefited from the zero interest rate policy of the federal government. As you will note on the Schedule of Investments in the financial statements, we have major investments in these sectors. Although the entire portfolio, which is interest sensitive, was subject to some losses, this will not impact the taxable earnings; your dividend income for the corporation.

The June market correction is just a taste of what will happen when the federal government changes its strategy in dealing with this anemic recovery. When the time comes, the company will have to be nimble in adjusting to the change in investment strategy.

This has been a challenging six months. With the Board's guidance, we have been able to negotiate the volatile financial markets in a declining economy and for that I truly am thankful for their support.

Sincerely,

/s/ Scott Burns

Scott Burns, Chief Financial Officer

Kavilco Incorporated
(An Investment Company)

Financial Statements (unaudted June 30, 2013)

The unaudited financial statements for the six month period ending June 30, 2013 are included in this report.

The audited financial statements dated December 31, 2012, were sent to shareholders on February 28, 2013 and will not be duplicated here. A copy of the audited financial statements can be mailed to shareholders within three working days by contacting Kavilco's Corporate Secretary at 1-800-786-9574

STATEMENT OF ASSETS AND LIABILITIES
For six months ended June 30, 2013 (unaudited)

ASSETS
Investments in securities, at market value (identified cost $33,627,870)	$36,533,187
Real estate at fair value (identified cost $1,054,089)	3,794,617
Cash and cash equivalents	256,741
Interest receivable	385,486
Dividends receivable	11,734
Premises and equipment, net	20,635
Prepaid expenses and other assets	23,830

Total assets	41,026,230

LIABILITIES
Accounts payable and accrued expenses	31,790
Dividends payable	164,894

Total liabilities	196,694

NET ASSETS	$40,829,546

Net assets consist of:
Unrealized appreciation on
Distributable earnings	$6,121,741
Contributed Capital	34,707,805

TOTAL Net assets	$40,829,546

Net asset value per share of Class A and Class B common stock ($40,673,966) divided by 12,000 shares outstanding)	$3,402

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)
Financial Statements

SCHEDULE OF INVESTMENTS

For six months ended June 30, 2013 (unaudited)

	Principal Amount or Shares	Fair Value
INVESTMENTS IN SECURITIES (Portfolio)

U.S. Corporate Bonds
Chemical Industry - 4.7%
E.I. DuPont de Nemour, 5.250%, due December 15, 2016	1,519,000	1,722,743
Total Chemical Industry		1,722,743

Communications - 10.3%
AT&T, 5.100%, due September 15, 2014	1,250,000	1,313,400
CBS Corporation, 4.625%, due May 15, 2018	2,000,000	2,166,560
Deutsche Telekom Int. Fin., 6.000%, due July 8, 2019	250,000	293,803
Total Communications		3,773,763

Consumer, Cyclical - 11.5%
Home Depot Inc., 5.250%, due December 16, 2013	1,000,000	1,021,580
Safeway Inc., 5.625%, due August 15, 2014	1,229,000	1,289,663
Target Corp., 5.875%, due July 15, 2016	1,000,000	1,139,030
Avon Products, 6.500%, due March 1, 2019	500,000	558,905
Total Consumer, Cyclical		4,009,178

Consumer, Non-cyclical - 3.4%
McDonald's Corp., 5.300%, due March 15, 2017	500,000	564,030
Kraft Foods Inc., 6.500%, due August 11, 2017	250,000	290,663
Yum! Brands Inc., 5.300%, due September 15, 2019	355,000	396,975
Total Consumer, Non-cyclical		1,251,668

Diversified Company Industry - 5.7%
Fortune Brands Inc., 6.375%, due June 15, 2014	500,000	525,920
Total Diversified Company Industry		525,920

Energy - 15.5%
Kinder Morgan Energy Partners, 5.625%, due February 15, 2015	500,000	536,130
PPL Energy Supply LLC, 5.700%, due October 15, 2015	80,000	85,931
Plains All American Pipeline, 6.125%, due January 15, 2017	1,345,000	1,527,799
XTO Energy Inc., 6.250%, due August 1, 2017	1,000,000	1,180,990
Kinder Morgan Energy Partners, 5.950%, due February 15, 2018	460,000	533,071
Transocean Inc., 7.375%, due April 15, 2018	1,350,000	1,546,925
Hess Corporation, 8.125%, due February 15, 2019	199,000	249,443
Total Energy		5,660,289

Financial - 1.0%
American Express Credit Co., 5.300%, due December 2, 2015	117,000	128,431
General Electric Capital Corp., 5.625%, due September 15, 2017	215,000	243,524
Total Financial		371,955

Paper & Forest Products Industry - 1.8%
International Paper, 9.375%, due May 15, 2019	500,000	653,525

Technology - 4.0%
Cisco Systems Inc., 5.500%, due February 22, 2016	960,000	1,071,984
Oracle Corp., 5.000%, due July 18, 2019	250,000	285,858
Adobe Systems Inc., 4.750%, due February 1, 2020	100,000	108,828
Total Technology		1,466,670

Transportation - 7.3%
CSX Corp., 5.500%, due August 1, 2013	964,000	967,567
Union Pacific Corp., 4.875%, due January 15, 2015	1,000,000	1,060,200
FedEx Corp., 8.000%, due January 15, 2019	500,000	632,040
Total Transportation		2,659,807

Utilities - 6.7%
Potomac Electric Power, 4.650%, due April 15, 2014	600,000	617,874
Southern Power Company, 4.875%, due July 15, 2015	1,250,000	1,339,588
Southern Electric Power, 5.550%, due January 15, 2017	174,000	192,381
Metropolitan Edison, 7.700%, due January 15, 2019	250,000	306,453
Total Utilities		2,456,296

Total U.S. Corporate Bonds (cost $22,523,124) - 67.2%		24,551,814

U.S. Common Stock

Chemical Industry - 0.6%
EI Du Pont De Nemours & Co	4,312	226,380

Total Chemical Industry		226,380

Computer and Peripherals - 0.8%
Hewlett Packard Co.	11,680	289,664

Total Computer and Peripherals		289,664

Computer Software & Services - 0.3%
Microsoft Corp.	3,640	125,744

Total Computer Software & Services		125,744

Consumer - non cyclical - 0.6%
McDonalds Corp.	2,182	216,018

Total Consumer - non cyclical		216,018

Drug Industry - 1.3%
Bristol-Myers Squibb	1,500	67,035
Johnson & Johnson	2,800	240,408
Lilly Eli & Co.	2,000	98,240
Merck & Co. Inc.	1,500	69,675

Total Drug Industry		475,358

Electric Utility - 3.0%
Avista Corp.	2,000	54,040
Atmos Energy Corp.	1,500	61,590
Consolidated Edison Inc.	1,500	87,465
Duke Energy Corp.	2,255	152,213
Entergy Corporation New	1,570	109,398
Exelon Corporation	1,400	43,232
First Energy Corp	1,255	46,862
NSTAR	787	33,070
Pennsylvania Pwr & Lt Com (PPL) Corp.	4,895	149,636
Pepco Holdings Inc.	7,080	142,733
Scana Corp.	700	33,370
Southern Company	4,150	183,140
Total Electric Utility		1,097,749

Electrical Equipment - 0.6%
General Electric	9,425	218,566

Total Electrical Equipment		218,566

Exchange Traded Funds - 0.9%
iShares Investment Grade Corp. Bonds	640	72,736
iShares Silver Trust	1,525	28,929
iShares S & P Preferred Stock Index	2,516	98,828
SPDR Barclays Capital High Yield Bond ETF	2,600	102,674
SPDR Gold Trust	350	41,689
Total Exchange Traded Funds		344,856

Food Processing - 0.2%
Kraft Foods Inc.	500	27,935
Mondelez International Inc.	1,500	42,795
Total Food Processing		70,730

Mining - 0.1%
Silver Wheaton Corp.	700	13,769
Total Mining		13,769

Mutual Funds - 0.3%
Blackrock Floating Rate Inc.	3,179	47,876
John Hancock Preferred Income Fund	3,284	68,340
Total Mutual Funds		116,216

Natural Gas (Diversified) - 0.1%
ONEOK Inc.	1,200	49,572
Total Natural Gas (Diversified)		49,572

Office Equipment - .1%
Pitney Bowes Inc.	3000	44,040
Total Office Equipment		44,040

Oil & Gas - 0.5%
Linn Energy LLC	5,890	195,430
Total Oil & Gas		195,430

Oil Field Services & Equipment - 0.3%
Diamond Offshore Drilling	1,500	104,217
Total Oil Field Services & Equipment		104,217

Petroleum Industry - 0.4%
Holly Frontier Corp.	5,890	145,452
Total Petroleum Industry		145,452

Real Estate Investment Trust - 4.0%
AvalonBay Communities	400	53,964
Digital Realty Trust Inc.	1,500	91,500
Healthcare Realty Trust Inc.	2,300	58,650
Hospitality Properties Trust	6,100	160,308
Liberty Property Trust	2,500	92,400
LTC Properties Inc.	4,830	188,612
Mack Cali Rlty Corp	5,600	137,144
Omega Healthcare Investors	2,831	87,818
Redwood Trust Inc	2,600	44,200
Sabra Health Care REIT	1,960	51,176
Senior Housing Properties	6,300	163,359
Stag Industrial Inc.	2,400	47,880
Sun Communities Inc.	1,000	49,760
Washington Real Estate Invt	6,600	177,606
Ventas Inc.	600	41,676
Total Real Estate Investment Trust		1,446,053

Telecommunications Services - 2.8%
AT&T	9,200	325,680
CenturyTel Inc.	6,900	243,915
Consolidated Communications Holdings Inc.	9,600	167,136
Frontier Communications Corp.	192	778
Verizon Communications Inc.	5,640	283,918
Total Telecommunication Services		1,021,427

Common Stock - Foreign Entities

Canadian Common Stock - Petroleum Industry - 0.1%
Penn West Petroleum Ltd	3400	35,972
Total Canadian Common Stock - Petroleum Industry		35,972

Canadian Common Stock - Utilities - 0.1%
Atlantic Power Corp.	2,700	10,638
Total Canadian Common Stock - Utilities		10,638

France Common Stock - Drug Industry - 0.1%
Sanofi-Aventis-ADR	600	30,906
Total France Common Stock - Petroleum Industry		30,906

Netherlands Common Stock - Petroleum Industry - 0.1%
Royal Dutch Shell PLC	400	26,520
Seadrill Ltd	1,200	48,888
Total Netherlands Common Stock - Petroleum Industry		74,408

United Kingdom Common Stock - Food Processing - 0.1%
Unilever PLC	800	32,360
Total United Kingdom Common Stock - Food Processing		32,360

Total Common Stock (domestic and foreign) (cost $5,853,454) - 17.5%		6,385,525

Publicly Traded Partnerships (PTP)

PTP - Chemical Industry - 0.3%
CVR Partners LP	4,760	108,195
Total PTP - Chemical Industry		108,195

PTP - Oil/Gas Distribution - 8.7%
Amerigas Partners - LP	5,000	247,150
Atlas Pipeline Partnership	2,000	76,380
Boardwalk Pipeline Partners	6,968	210,434
Breitburn Energy Partners LP	4,700	85,775
Buckeye Partners LP	5,052	354,448
El Paso Pipeline Partners	5,800	253,286
Energy Transfer Partners LP	5,100	257,754
Enbridge Energy Partners LP	3,700	112,813
Enterprise Products Partners	1,600	99,440
Kinder Morgan Energy Partners	2,400	204,960
Magellan Midstream Partners LP	2,200	119,900
Markwest Energy Partners	2,000	133,700
Nustar Energy LP Unit Com	4,100	187,165
PAA NAT Gas Storage LP Com Unit Ltd	5,200	109,408
Plains All American Pipeline	1,600	89,296
PVR Partners LP	3,000	81,900
Spectra Energy Partners LP	1,350	62,100
Suburban Propane Partners LP	3,200	148,640
TC Pipelines LP	1,700	82,076
Targa Res Partners LP	1,580	79,711
Williams Partners LP	3,300	170,280
Total PTP - Oil/Gas Distribution		3,166,616

PTP - Public / Private Equity - 0.1%
CVR Partners LP	2,370	46,594
Total PTP - Public / Private Equity		46,594

Total Publicly Traded Partnerships (cost $2,987,281) - 9.1%		3,321,405

Total Corporate Bonds:	67.2%	24,551,814
Total Common Stocks (foreign & domestic):	17.5%	6,385,525
Total Publicly Traded Partnerships:	9.1%	3,321,405
Total Cash and Cash Equivalents:	6.2%	2,274,443
TOTAL PORTFOLIO:	100.0%	36,533,187

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF OPERATIONS

For six months ended June 30, 2013 (unaudited)

INVESTMENT INCOME
Interest	$632,966
Dividends	242,281

Total investment income	875,247

EXPENSES
Salaries and benefits	145,097
Directors' compensation and expenses	119,369
Insurance	46,627
General and administrative	58,370
Office leases	13,019
Legal and accounting	24,806
Custodian	9,565

Total expenses	416,853

Net investment income	458,394

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	24,124
Net decrease in unrealized appreciation on investments (Note 4)	(46,017)

Total realized and unrealized gain on investments	(21,893)

NET OPERATING INCOME	436,501
OTHER INCOME	91,722

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$528,223

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

For six months ended June 30, 2013 (unaudited)

INCREASE IN NET ASSETS FROM OPERATIONS	June 30, 2013	June 30, 2012
Net investment income	$432,497	$432,497

	24,124
Net realized gain on investments	(46,017)
Net increase in unrealized appreciation on investments	91,722	297,050

Other income	528,223	94,787

Total (decrease) in net assets resulting from operations	(229,204)	824,334

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS	299,019	(198,960)

Total increase in net assets	40,531,976	625,374
NET ASSETS
Beginning of year	40,157,350	40,531,976

Six months ended June 30, 2013 (includes undistributed ordinary income in the amount of $474,331.)	$40,829,546	$40,157,350

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)

Financial Statements

FINANCIAL HIGHLIGHTS

YEARS ENDED DECEMBER 31, 2008 TO 2012 and the six months ended June 30, 2013 (annualized)

Per share operating performance (for a share of Class A and Class B capital stock outstanding throughout the period):

	June 30. 2013*	2012	2011	2010	2009	2008	2007

Net asset value, beginning of year	3,377.50	3,377.70	$3,343.58	$3,264.90	$2,973.95	$3,151.32	$3,130.83

Income from investment operations
Net investment income	38.20	70.10	69.90	73.28	78.35	68.36	78.45
Net realized and unrealized gain (loss) on investment transactions	(1.8)	6.00	40.17	47.98	328.23	(165.32)	29.81
Net other income	7.60	15.40	14.02	8.75	22.04	14.59	11.23
Income taxes			-	34.67	(34.67)	-	-

Total from investment operations	44.00	91.50	124.09	164.68	393.95	(82.37)	119.49

Less dividends and distributions (Note 10)	(19.10)	(91.60)	(90.00)	(86.00)	(103.00)	(95.00)	(99.00)

Net asset value, end of year	3,402.50	3.377.50	$3,377.67	$3,343.58	$3,264.90	$2,973.95	$3,151.32

Total return	2.61%	2.71%	3.67%	4.93%	12.07%	(2.77%)	3.79%

SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	40,830	40,531	$40,532	$40,123	$39,179	$35,687	$37,816
Ratio to average net assets
Expenses	2.07%	2.06%	2.21%	2.25%	2.41%	2.34%	2.30%
Net investment income	2.27%	2.08%	2.08%	2.22%	2.50%	2.23%	2.49%
Portfolio turnover rate	4.81%	13.71%	8.81%	8.68%	6.07%	28.85%	45.74%
*The financial information in this column has been annualized (2) fo easier comparison with previous years.

Kavilco Incorporated

NOTES to financial statement dated June 30, 2013

Note 1. Organization

Kavilco Incorporated ("the Company") is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act ("ANCSA") of 1971. Under ANCSA the Native claims to land in Alaska were settled in exchange for part of the state's land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. Kavilco Incorporated was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Company began to operate as a self-managed, closed-end management investment company, as defined by the Investment Company Act of 1940 ("the Act"). The Company is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend, and distribution policies, operations and reporting requirements. The Company's investment decisions, which focus primarily on fixed income investments, are made by management under the direction of the Board of Directors.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on deposit with banks. The Company considers all highly liquid instruments with a maturity of three months or less to be cash equivalents. The Company has cash balances in excess of federally insured limits.

Valuation of Investments

All investments are recorded at their estimated fair value, as described in Note 3.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the last in first out method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date. Unrealized gains and losses are included in the statement of operations.

Federal Income Taxes

The Company files income tax returns in the U.S. federal jurisdiction and Alaska State. Generally, the Company is subject to examination by U.S. federal and state income tax authorities for three years from the filing of a tax return.

The Company's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment taxable income to its shareholders. Generally, no federal income tax provision is required for the Company.

The Company records a liability, if any, for unrecognized tax benefits resulting from uncertain income tax positions taken or expected to be taken in an income tax return. No liability has been recorded for uncertain tax positions, or related interest or penalties as of June 30, 2013.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on their payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America.

Directors' Compensation and Expenses

Each member of the Board of Directors receives compensation for each board meeting attended during the year in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to board meetings. In addition to meeting related expenses, the Company pays for the medical insurance of certain directors.

Subsequent Events

The Company has evaluated subsequent events through the date of these financial statements were available to be issued, which was the date of the independent auditors' report.

Note 3. Fair Value Measurements

Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement determined based on assumptions that market participants would use in pricing an asset or liability. There are three levels which prioritize the inputs used in measuring fair value as follows:

Level 1: Observable market inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities;
Level 2: Observable market inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and
Level 3: Unobservable inputs where there is little or no market data, which require the reporting entity to develop its own assumptions.

An asset or liability's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The following is a description of the valuation methodologies used for assets measured at fair value, including a general description of the asset.

Equity securities (common stock)

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate bonds

The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Publicly traded partnerships

Publicly traded partnerships consist of tax-advantage oil and gas processing and distribution companies. They do not pay state or federal corporate income tax. They are traded on a national securities exchange and are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Real Estate

Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Fair value of real estate is determined by management based on a Certified Forester's opinion as to the current value and status of the land, along with other factors. Other relevant factors include the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process. Real estate is included in Level 3 of the fair value hierarchy.

The following table presents information about the Company's investments in securities and real estate measured at fair value as of June 30, 2013:

	Level 1		Level 2		Level 3		Balance

Investments in Securities
US Corporate Bonds		$-		$24,551,814		$-	$24,551,814
US Common stock		6,201,241		-		-	6,201,241
Foreign Common Stock		184,284		-		-	184,284
Publicly Traded Partnerships		3,321,405		-		-	3,321,405
Money Market Fund		2,274,443		-			2,274,443

		$11,981,373		$24,551,814	$		$36,553,187

Real Estate	$		$			$3,794,617	$3,794,617

The Company recognizes transfers between Level 1 and 2 at the end of the reporting period. As of June 30, 2013, no significant transfers between Level 1 or 2 occurred.

At June 30, 2013, there were no realized gain (loss), changes in unrealized gain (loss), cost or purchases, proceeds from sales or transfers in or out of Level 3 at the end of the reporting period.

Note 4. Real Estate

At June 30, 2013, the Company owns fee title to the surface estate of 22,946 acres of real estate. In 1979, the Company received entitlement under Section 12(a) of ANCSA to the surface estate of real property totaling 23,055 acres. In 1987, 194 acres of this property was distributed to the shareholders. The Company received an additional 89.24 acres during 2002 in the process of closing out a timber sale contract.

As of June 30, 2013, there is no commercial viable timber on the real estate and the Company has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

The financial statements include real estate valued at $3,794,617, the value of which has been determined by an independent appraisal. The Board of Directors approved this fair value estimate of the real estate.

Note 5. Trading Risk

In the normal course of business, the Company enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk), or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Company's exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Company's portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of a counter-party to perform according to the terms of a contract. The Company's exposure to credit risk associated with counter-party nonperformance includes cash deposits that may exceed applicable insurance limits. The Company seeks to control such credit risk by maintaining deposits with only high quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counter-party exposure due to the requirements of the individual exchanges.

Note 6. Investment Transactions

Purchases of investment securities (consisting of corporate obligations, common stock, and publicly traded partnerships) aggregated $ 3,377,807 for the six months ended June 30, 2013, and sales and maturities of investment securities (consisting of corporate obligations and common stock) aggregated $ 1,660,980 for the six month period ended June 30, 2013.

The U.S. federal income tax basis of the Company's investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U.S. federal income tax purposes is $3,228,324 and $322,983, respectively, for the six months ended June 30, 2013

Note 7. Premises and Equipment

The following is a summary of premises and equipment at June 30, 2013:

Building	$170,601
Furniture, fixtures, and equipment	75,398

245,999
Less accumulated depreciation	(225,363)

$20,636

Buildings and equipment are recorded at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets, which range from 5 to 15 years. Depreciation expense was $ 2,196 for the six month period ended June 30, 2013.

Note 8. Lease Obligation

The Company leases office space under a non-cancelable operating lease agreement, which terminates September 30, 2016. Future minimum lease commitments under this non-cancelable operating lease are as follows:

2013	33,720
2014	34,613
2015	35,507
2016	27,277

$131,117

Rent expense for the six month period ended June 30, 2013 was $17,165.

Note 9. Net Assets

Upon organization of the Company, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Company pursuant to ANCSA. The Company utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock or are gifted stock.

The Company's capital structure is as follows:
Common stock:
- Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 11,482.83 shares
- Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 517.17 shares

Note 10. Dividends and Distributions to Shareholders

On March 1, 2013, a distribution of $19.10 per share was declared. The dividend was paid on March 13, 2013 to shareholders of record on March 4, 2013.

The tax character of distributions paid in the first six months of 2013 and the year ended December 31, 2012 and December 31, 2011 was as follows:

	June 30, 2013	2012	2011
Distributions paid from:
Ordinary income	$995,484	$995,484	$1,036,018
Long-term capital gain	103,476	103,476	43,982

	$1,098,960	$1,098,960	$1,080,000

As of June 30, 2013, the components of distributable earnings on a tax basis were as follows:

	June 30, 2013	2012	2011
Undistributed ordinary income	$474,331	$129,293	$99,124

Net unrealized appreciation on:
Investments	2,905,341	2,938,505	2,984,522
Real estate	2,740,528	2,740,288	2,740,528

	$6,120,200	$5,808,326	$5,824,174

Note 11. Schedule of Investments

Investments are categorized by type, country, and industry. The industry category represents management's belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the fair value of each category by net assets.

Note 12. Pension Plan

Employees of the Company are covered by a defined contribution pension plan. The Company contributes 20% of each participant's compensation to the plan. The Company's contributions during the six month period ended June 30, 2013 totaled $ 24,165.

Note 13. Other Income and Expense

The Company earned income of $65,280 and $167,520 for the six months ended June 30, 2013 and the year ended December 31, 2012, respectively, as a result of ANCSA Section 7(i) which requires regional corporations to distribute 70% of any net revenues derived from timber resources and the subsurface estate to other regional corporations who then redistribute under Section 7(j) 50% of such amounts to the village corporations and at-large shareholders.

Other income also includes $ 26,442 and $16,787 of lease and miscellaneous income for the six month period ended June 30, 2013 and the year ended December 31, 2012, respectively.

~ Kavilco's Mission Statement ~

To honor the vision and unselfish actions of our Kasaan Haida ancestors and elders, the goals of Kavilco Incorporated are to provide dividends and to preserve the assets for all generations.

Officers & Directors

Louis A. Thompson, President/CEO

Louis Jones, Sr., Vice President

Laird A. Jones, Secretary

Scott Burns, Chief Financial Officer

Jeane Breinig, Director

Kenneth Gordon, Director

Ramona Hamar, Director

Melanie Locklear, Director

Marie Miller, Director

Frederick O. Olsen, Jr., Director

32 Years of Dividend Distributions
1980 INITIAL DISTRIBUTION	$3,000,000
1981 Debenture	1,200,000
1981 Alaska Native Fund	283,282
1982 Debenture	1,200,000
1983 Alaska Native Fund	69,940
1983 Debenture	1,200,000
1984 Debenture	1,200,000
1984 Dividend	120,000
1985 Debenture	1,200,000
1986 Dividend	120,000
1986 Debenture	1,200,000
1987 Debenture	1,200,000
1987 Property Dividend	236,066
1987 Dividend	120,000
1988 Debenture	1,200,000
1989 Debenture	1,200,000
1989 Dividend	240,000
1990 Debenture	1,200,000
1990 Dividend	600,000
1991 Dividends	1,080,000
1992 Dividends	960,000
1993 Dividends	1,214,400
1994 Dividends	1,248,300
1995 Dividends	1,728,000
1996 Dividends	1,927,680
1997 Dividends	1,992,000
1998 Dividends	1,956,003
1999 Dividends	2,027,167
2000 Dividends	1,811,000
2001 Dividends	1,932,000
2002 Dividends	1,764,000
2003 Dividends	1,650,000
2004 Dividends	1,215,000
2005 Dividends	1,009,200
2006 Dividends	1,065,000
2007 Dividends	1,188,001
2008 Dividends	1,140,000
2009 Dividends	1,236,000
2010 Dividends	1,032,000
2011 Dividends	1,080,000
2012 Dividends	1,085,899
Total Distributions	$48,130,938
Per 120 Original Shareholders	$401,091

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSRS.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's President/Chief Executive Officer and Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSRS:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12(a)(1)	Certification of President/Chief Executive Officer

12(a)(2)	Certification of Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By:	/s/ Louis A. Thompson
Louis A. Thompson
President/Chief Executive Officer

Date: August 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Burns
Scott Burns
Chief Financial Officer

Date: August 26, 2013